Exhibit 32.2

Certification by Chief Financial Officer of Annual Report

I, Steven Spooner, Chief Financial Officer of Mitel Networks Corporation (“Mitel”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report on Form 10-K of Mitel, for the year ended December 31, 2016 filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Mitel.

Dated: March 1, 2017

/s/ Steven E. Spooner
Name:	Steven E. Spooner
Title:	Chief Financial Officer